                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  AUGUST 21, 2000
                        (Date of earliest event reported)




                              STAR SCIENTIFIC, INC.
                  (Exact Name of Registrant as Specified in Charter)



         DELAWARE                     000-15324                  52-1402131
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)




                                 801 LIBERTY WAY
                                CHESTER, VA 23836
          (Address of Principal Executive Offices, Including Zip Code)




                                 (804) 530-0535
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)
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ITEM 5. OTHER EVENTS.

      On August 21, 2000, Star Scientific Inc. ("Star") and its subsidiary, Star Tobacco and Pharmaceuticals, Inc. ("Star Tobacco") entered into a Restated Loan Agreement (the "Restated Loan Agreement") with Brown & Williamson Tobacco Corporation ("B&W"). The Restated Loan Agreement restates the Loan Agreement dated October 12, 1999 between Star and B&W (the "Prior Loan Agreement") in which B&W agreed to lend Star capital necessary to finance the purchase of tobacco curing barns, up to an aggregate of $22,000,000 (the "Prior Loan"). As of August 20, 2000 Star borrowed $13,200,000 under the Prior Loan Agreement, and Star may borrow up to an additional $8,800,000 subject to B&W acknowledging the successful completion of certain test marketing. In addition, as of August 20, 2000, B&W advanced $11,000,000 (the "Advance") to Star against delivery of StarCure/TM/ flue-cured tobacco from the year 2000 flue-cured tobacco crop.

      Under the Restated Loan Agreement, (i) B&W has agreed to make a one-year term loan to Star Tobacco of an additional $4,950,000 for working capital purposes, at a fluctuating interest rate per annum equal to prime plus 1% (the "New Loan"), and to defer repayment of the Advance for one year and (ii) B&W and Star have agreed to collapse into one restated agreement the terms of the Prior Loan, the Advance and the New Loan (together, the Prior Loan, the Advance and the New Loan are referred to as the "Loan"). The Advance is evidenced by a promissory note the principal of which shall be reduced by deliveries by Star to B&W of StarCure/TM/ flue-cured tobacco from the year 2001 flue-cured tobacco crop. If the required StarCure/TM/ flue-cured tobacco deliveries are not made by December 31, 2001, then the outstanding principal will be payable on demand. Any outstanding principal after December 31, 2001 shall bear interest at a fluctuating interest rate per annum equal to prime plus 1%.

      Star and Star Tobacco have granted B&W a first priority security interest in the intellectual property of Star and Star Tobacco, respectively, as collateral for the Loan. In addition, Star and Star Tobacco have each guaranteed the payment of the other's obligations under the Loan. The Loan is also secured by tobacco leaf inventory and the barns which were the original collateral under the Prior Loan Agreement.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 6, 2000      STAR SCIENTIFIC, INC.
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                             By: /s/ Paul L. Perito
                                 ---------------------------
                                 Paul L. Perito
                                 Chairman, President and Chief Operating Officer












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